UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 15, 2021

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2021, the Board of Directors (the “Board”) of Kaman Corporation (the “Company”), on recommendation of the Compensation Committee (the “Committee”), approved the Second Amendment (the “Second Amendment”) to the Kaman Corporation Amended and Restated Employee Stock Purchase Plan (the “ESPP”). The Second Amendment delegates to the Company’s Chief Human Resources Offer or other executive directly responsible for corporate human resources (the “CHRO”) all authority necessary or desirable to administer the plan, including the authority to delegate all or any portion of the delegated authorities set forth in the Second Amendment; provided, however, that only the Committee may change the eligibility requirements to participate in the plan or the maximum amount that may be contributed to the plan. The Second Amendment further directs the CHRO to (i) administer purchase rights under the plan, (ii) determine whether any participant has violated any terms and conditions of the plan so as to warrant cancellation of a purchase right, (iii) correct any defect, omission or inconsistency in the plan in a manner and to the extent it shall deem necessary or appropriate consistent with applicable law, (iv) establish, amend, waive and revoke procedures that it deems necessary for the administration of the plan, and (v) maintain appropriate records and establish necessary procedures related to the plan.

On November 15, 2021, the Board, on recommendation of the Committee, also approved the Fifth Amendment (the “Fifth Amendment”) to the Kaman Corporation Post-2004 Deferred Compensation Plan. The Fifth Amendment modifies the definition of “Base Salary” to mean a participant’s salary, as reflected on the books and records of the Company, inclusive of any elective deferrals made under the plan or any other plan of the Company. The Fifth Amendment also delegates to the CHRO all authority necessary or desirable to administer the plan, including the authority to delegate all or any portion of the delegated authorities set forth in the Fifth Amendment; provided, however, that only the Committee may change the eligibility requirements to participate in the plan or the maximum amount that may be contributed to the plan. The Fifth Amendment further directs the CHRO to (i) administer deferral elections and interest credits under the plan, (ii) determine whether any participant has violated any terms and conditions of the plan, (iii) correct any defect, omission or inconsistency in the plan in a manner and to the extent it shall deem necessary or appropriate consistent with applicable law, including Section 409A, (iv) to establish, amend, waive and revoke procedures that it deems necessary for the administration of the plan, and (v) maintain appropriate records and establish necessary procedures related to the plan. Finally, the Fifth Amendment provides that the Committee and/or the CHRO may, from time to time, (y) employ agents and delegate to them such administrative duties as either or both of them sees fit and (z) consult with counsel who may be counsel to the Company.

The foregoing descriptions of the Second Amendment and the Fifth Amendment are qualified in their entirety by the terms and provisions of the amendments, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 15, 2021, the Board, on recommendation of the Audit Committee, approved and adopted a new Code of Business Conduct and Ethics (“Code of Conduct”). The Code of Conduct is applicable to all directors, officers and employees of the Company and its subsidiaries, including but not limited to the Company’s principal executive officer, principal financial officer, and principal accounting officer and controller. The new Code of Conduct replaces the Company’s previous Code of Business Conduct and Ethics in its entirety, updating the prior Code of Business Conduct and Ethics to reflect current best practices, reduce complexity and improve readability in order to make the new Code of Conduct more comprehensible and informative to the Company’s global employee base. The adoption by the Board of the new Code of Conduct did not result in any explicit or implicit waiver with respect to any director, officer or employee of the Company from any provision of the prior Code of Business Conduct and Ethics. The new Code of Conduct becomes effective as of January 1, 2022.

A copy of the new Code of Conduct is available on the Company’s website at www.kaman.com, under the “Documents and Downloads” section of the “Corporate Governance” tab, located in the "Investors" portion of the main navigation menu. The foregoing description of the new Code of Conduct is qualified in its entirety by reference to the full text of the Code of Conduct, which is incorporated herein by reference. The other contents of the Company’s website shall not be deemed incorporated by reference into, or to be a part of, this Current Report on Form 8-K, and the foregoing website reference is not intended to be made through an active hyperlink.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
10.1	Second Amendment to the Kaman Corporation Amended and Restated Employee Stock Purchase Plan*
10.2	Fifth Amendment to the Kaman Corporation Post-2004 Deferred Compensation Plan*
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File, formatted in iXBRL and contained in Exhibit 101

*	Management contract or compensatory plan or arrangement.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: November 16, 2021